UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 10, 2025
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Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 10, 2025, Brian E. Miller, President, Vacation Ownership of Marriott Vacations Worldwide Corporation (the “Company”), notified the Company of his intention to retire from his current position effective December 31, 2025. Mr. Miller, however, will remain as an advisor to the President and Chief Executive Officer of the Company through March 27, 2026. Mr. Miller’s retirement is not the result of a disagreement between Mr. Miller and the Company on any matter relating to the Company’s operations, policies or practices. Mr. Miller is not entitled to, and is not seeking, any severance benefits in connection with his retirement. Mr. Miller is eligible to be considered an approved retiree under the Company’s 2020 Equity Incentive Plan, as amended, and receive certain other benefits in connection with his retirement that are generally available to other similarly situated executives.
Item 7.01 Regulation FD Disclosure
On November 11, 2025, the Company issued a press release announcing Brian E. Miller’s intent to retire as the Company’s President, Vacation Ownership.
The information under this Item 7.01, including Exhibit 99.1, to this Current Report on Form 8-K (this “Current Report”) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibit 99.1, to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1934, as amended.
A copy of the news release announcing these actions is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued November 11, 2025
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	November 12, 2025	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer
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